Exhibit 99.1

PepsiCo Posts Quarterly Income Statement Details

Reflecting Stock Option Expense

PepsiCo has posted on its website at www.pepsico.com financial information for 2001-2003 reflecting stock option expense by quarter. Information by line of business by quarter is presented for 2002-2003.

These details are consistent with the revised fourth quarter earnings release that was issued on February 9, 2004.

A copy of this financial information also is being filed with the Securities and Exchange Commission as an attachment to Form 8-K.